Income tax expense	6 Months Ended
Sep. 30, 2026
Income Taxes [Abstract]
Income tax expense	Income tax expense
The Company’s consolidated effective tax rate was 60.7% and 10.2% for the three months ended September 30, 2025 and 2026, and (193.4)% and 8.6% for the six months ended September 30, 2025 and 2026, respectively. The change in the effective tax rate was primarily due to Coincheck Parent recognizing a loss before income taxes for the three and six months ended September 30, 2025, which was not recognized as a deferred tax asset due to the fact that sufficient future taxable profits are not expected, the non-deductible goodwill impairment recognized in the three and six months ended September 30, 2026, as well as the impact of permanent differences.